Summary of Significant Accounting Policies	12 Months Ended
Jan. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Summary of Significant Accounting Policies
Note 1. Summary of Significant Accounting Policies
General
Wal-Mart Stores, Inc. ("Walmart" or the "Company") operates retail stores in various formats under 71 banners around the world, aggregated into three reportable segments: Walmart U.S., Walmart International and Sam's Club. Walmart is committed to saving people money so they can live better. Walmart earns the trust of its customers every day by providing a broad assortment of quality merchandise and services at everyday low prices ("EDLP"), while fostering a culture that rewards and embraces mutual respect, integrity and diversity. EDLP is the Company's pricing philosophy under which it prices items at a low price every day so its customers trust that its prices will not change under frequent promotional activity.
Principles of Consolidation
The Consolidated Financial Statements include the accounts of Walmart and its subsidiaries as of and for the fiscal years ended January 31, 2014 ("fiscal 2014"), January 31, 2013 ("fiscal 2013") and January 31, 2012 ("fiscal 2012"). All material intercompany accounts and transactions have been eliminated in consolidation. Investments in unconsolidated affiliates, which are 50% or less owned and do not otherwise meet consolidation requirements, are accounted for primarily using the equity method. These investments are immaterial to the Company's Consolidated Financial Statements.
The Company's Consolidated Financial Statements are based on a fiscal year ending on January 31 for the United States ("U.S.") and Canadian operations. The Company consolidates all other operations generally using a one-month lag and based on a calendar year. There were no significant intervening events during January 2014 that materially affected the Consolidated Financial Statements.
In fiscal 2014, the Company corrected certain amounts pertaining to previous fiscal years as management determined they were not material, individually or in the aggregate, to any of the periods presented in the Company's Consolidated Financial Statements.
Use of Estimates
The Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Management's estimates and assumptions also affect the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.
Cash and Cash Equivalents
The Company considers investments with a maturity when purchased of three months or less to be cash equivalents. All credit card, debit card and electronic benefits transfer transactions that process in less than seven days are classified as cash and cash equivalents. The amounts due from banks for these transactions classified as cash and cash equivalents totaled $1.6 billion and $1.3 billion at January 31, 2014 and 2013, respectively. In addition, cash and cash equivalents included restricted cash of $654 million and $715 million at January 31, 2014 and 2013, respectively, which was primarily related to cash collateral holdings from various counterparties, as required by certain derivative and trust agreements.
The Company's cash balances are held in various locations around the world. Of the Company's $7.3 billion and $7.8 billion of cash and cash equivalents at January 31, 2014 and 2013, respectively, $5.8 billion and $5.2 billion, respectively, were held outside of the U.S. and were generally utilized to support liquidity needs in the Company's non-U.S. operations.
The Company employs financing strategies (e.g., global funding structures) in an effort to ensure that cash can be made available in the country in which it is needed with the minimum cost possible. Management does not believe it will be necessary to repatriate cash and cash equivalents held outside of the U.S. and anticipates its domestic liquidity needs will be met through other funding sources (ongoing cash flows generated from operations, external borrowings or both). Accordingly, management intends, with only certain exceptions, to continue to indefinitely reinvest the Company's cash and cash equivalents held outside of the U.S. in its foreign operations. When the income earned (either from operations or through global funding structures) and indefinitely reinvested outside of the U.S. is taxed at local country tax rates, which are generally lower than the U.S. statutory rate, the Company realizes an effective tax rate benefit. If the Company's intentions with respect to reinvestment were to change, most of the amounts held within the Company's foreign operations could be repatriated to the U.S., although any repatriation under current U.S. tax laws would be subject to U.S. federal income taxes, less applicable foreign tax credits. As of January 31, 2014 and 2013, cash and cash equivalents of approximately $1.9 billion may not be freely transferable to the U.S. due to local laws or other restrictions. Management does not expect local laws, other limitations or potential taxes on anticipated future repatriations of cash amounts held outside of the U.S. to have a material effect on the Company's overall liquidity, financial condition or results of operations.
Receivables
Receivables are stated at their carrying values, net of a reserve for doubtful accounts. Receivables consist primarily of amounts due from:

•	insurance companies resulting from pharmacy sales;

•	banks for customer credit and debit cards and electronic bank transfers that take in excess of seven days to process;

•	consumer financing programs in certain international operations;

•	suppliers for marketing or incentive programs; and

•	real estate transactions.
The Walmart International segment offers a limited number of consumer credit products, primarily through its financial institutions in select countries. The receivable balance from consumer credit products was $1.3 billion, net of a reserve for doubtful accounts of $119 million at January 31, 2014, compared to a receivable balance of $1.2 billion, net of a reserve for doubtful accounts of $115 million at January 31, 2013. These balances are included in receivables, net, in the Company's Consolidated Balance Sheets.
Inventories
The Company values inventories at the lower of cost or market as determined primarily by the retail method of accounting, using the last-in, first-out ("LIFO") method for substantially all of the Walmart U.S. segment's inventories. The Walmart International segment's inventories are primarily valued by the retail method of accounting, using the first-in, first-out ("FIFO") method. The retail method of accounting results in inventory being valued at the lower of cost or market since permanent markdowns are immediately recorded as a reduction of the retail value of inventory. The Sam's Club segment's inventories are valued based on the weighted-average cost using the LIFO method. At January 31, 2014 and January 31, 2013, the Company's inventories valued at LIFO approximate those inventories as if they were valued at FIFO.
Property and Equipment
Property and equipment are stated at cost. Gains or losses on disposition are recognized as earned or incurred. Costs of major improvements are capitalized, while costs of normal repairs and maintenance are charged to expense as incurred. The following table summarizes the Company's property and equipment balances and includes the estimated useful lives that are generally used to depreciate the assets on a straight-line basis:

		Fiscal Years Ended January 31,
(Amounts in millions)	Estimated Useful Lives	2014	2013
Land	N/A	$26,184	$25,612
Buildings and improvements	3-40 years	95,488	90,686
Fixtures and equipment	3-25 years	42,971	40,903
Transportation equipment	3-15 years	2,785	2,796
Construction in progress	N/A	5,661	5,828
Property and equipment		$173,089	$165,825
Accumulated depreciation		(57,725)	(51,896)
Property and equipment, net		$115,364	$113,929

Leasehold improvements are depreciated over the shorter of the estimated useful life of the asset or the remaining expected lease term. Depreciation expense for property and equipment, including amortization of property under capital leases, for fiscal 2014, 2013 and 2012 was $8.8 billion, $8.4 billion and $8.1 billion, respectively. Interest costs capitalized on construction projects were $78 million, $74 million and $60 million in fiscal 2014, 2013 and 2012, respectively.
Long-Lived Assets
Long-lived assets are stated at cost. Management reviews long-lived assets for indicators of impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The evaluation is performed at the lowest level of identifiable cash flows, which is at the individual store or club level or, in certain circumstances, a market group of stores. Undiscounted cash flows expected to be generated by the related assets are estimated over the assets' useful lives based on updated projections. If the evaluation indicates that the carrying amount of the assets may not be recoverable, any potential impairment is measured based upon the fair value of the related asset or asset group as determined by an appropriate market appraisal or other valuation technique. Impairment charges of long-lived assets for fiscal 2014, 2013 and 2012 were not significant.
Goodwill and Other Acquired Intangible Assets
Goodwill represents the excess of the purchase price over the fair value of net assets acquired in business combinations and is allocated to the appropriate reporting unit when acquired. Other acquired intangible assets are stated at the fair value acquired as determined by a valuation technique commensurate with the intended use of the related asset. Goodwill and indefinite-lived intangible assets are not amortized; rather, they are evaluated for impairment annually and whenever events or changes in circumstances indicate that the value of the asset may be impaired. Definite-lived intangible assets are considered long-lived assets and are amortized on a straight-line basis over the periods that expected economic benefits will be provided.
Goodwill is evaluated for impairment using either a qualitative or quantitative approach for each of the Company's reporting units. Generally, a qualitative assessment is first performed to determine whether a quantitative goodwill impairment test is necessary. If management determines, after performing an assessment based on the qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, or that a fair value of the reporting unit substantially in excess of the carrying amount cannot be assured, then a quantitative goodwill impairment test would be required. The quantitative test for goodwill impairment is performed by determining the fair value of the related reporting units. Fair value is measured based on the discounted cash flow method and relative market-based approaches.
For the reporting units that were tested using only the qualitative assessment, management determined that the fair value of each reporting unit is more likely than not greater than the carrying amount and, as a result, quantitative analyses were not required. For the reporting units tested using a quantitative impairment test, management determined the fair value of each reporting unit is greater than the carrying amount. Accordingly, the Company has not recorded any impairment charges related to goodwill.
The following table reflects goodwill activity, by reportable segment, for fiscal 2014 and 2013:

(Amounts in millions)	Walmart U.S.	Walmart International	Sam's Club	Total
Balances as of February 1, 2012	$439	$19,899	$313	$20,651
Changes in currency translation and other	—	(65)	—	(65)
Purchase accounting adjustments for prior fiscal year acquisitions(1)	4	(532)	—	(528)
Acquisitions(2)	—	439	—	439
Balances as of January 31, 2013	443	19,741	313	20,497
Changes in currency translation and other	—	(1,000)	—	(1,000)
Acquisitions(2)	8	5	—	13
Balances as of January 31, 2014	$451	$18,746	$313	$19,510

(1)	Fiscal 2013 purchase accounting adjustments primarily relate to the finalization of the purchase price allocation for the fiscal 2012 acquisition of Massmart.

(2)	Goodwill recorded for fiscal 2014 and 2013 acquisitions relates to several acquisitions that are not significant, individually or in the aggregate, to the Company's Consolidated Financial Statements.
Indefinite-lived intangible assets are included in other assets and deferred charges in the Company's Consolidated Balance Sheets. These assets are evaluated for impairment based on their fair values using valuation techniques which are updated annually based on the most recent variables and assumptions. There were no impairment charges related to indefinite-lived intangible assets recorded for fiscal 2014, 2013 and 2012.
Self-Insurance Reserves
The Company uses a combination of insurance, self-insured retention and self-insurance for a number of risks, including, but not limited to, workers' compensation, general liability, vehicle liability, property and the Company's obligation for employee-related health care benefits. Liabilities relating to these claims associated with these risks are estimated by considering historical claims experience, frequency, severity, demographic factors and other actuarial assumptions, including incurred but not reported claims. In estimating its liability for such claims, the Company periodically analyzes its historical trends, including loss development, and applies appropriate loss development factors to the incurred costs associated with the claims. The Company also maintains stop-loss insurance coverage for workers' compensation and general liability of $5 million and $15 million, respectively, per occurrence, to limit exposure to certain risks.
Income Taxes
Income taxes are accounted for under the balance sheet method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases ("temporary differences"). Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the enactment date.
Deferred tax assets are evaluated for future realization and reduced by a valuation allowance to the extent that a portion is not more likely than not to be realized. Many factors are considered when assessing whether it is more likely than not that the deferred tax assets will be realized, including recent cumulative earnings, expectations of future taxable income, carryforward periods, and other relevant quantitative and qualitative factors. The recoverability of the deferred tax assets is evaluated by assessing the adequacy of future expected taxable income from all sources, including reversal of taxable temporary differences, forecasted operating earnings and available tax planning strategies. These sources of income rely heavily on estimates.
In determining the provision for income taxes, an annual effective income tax rate is used based on annual income, permanent differences between book and tax income, and statutory income tax rates. Discrete events such as audit settlements or changes in tax laws are recognized in the period in which they occur.
The Company records a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. The Company records interest and penalties related to unrecognized tax benefits in interest expense and operating, selling, general and administrative expenses, respectively, in the Company's Consolidated Statements of Income. Refer to Note 9 for additional income tax disclosures.
Revenue Recognition
Sales
The Company recognizes sales revenue, net of sales taxes and estimated sales returns, at the time it sells merchandise to the customer.
Membership Fee Revenue
The Company recognizes membership fee revenue both in the United States and internationally over the term of the membership, which is typically 12 months. The following table summarizes membership fee activity for fiscal 2014, 2013 and 2012:

	Fiscal Years Ended January 31,
(Amounts in millions)	2014	2013	2012
Deferred membership fee revenue, beginning of year	$575	$559	$542
Cash received from members	1,249	1,133	1,111
Membership fee revenue recognized	(1,183)	(1,117)	(1,094)
Deferred membership fee revenue, end of year	$641	$575	$559

Membership fee revenue is included in membership and other income in the Company's Consolidated Statements of Income. The deferred membership fee is included in accrued liabilities in the Company's Consolidated Balance Sheets.
Shopping Cards
Customer purchases of shopping cards are not recognized as revenue until the card is redeemed and the customer purchases merchandise using the shopping card. Shopping cards in the U.S. do not carry an expiration date; therefore, customers and members can redeem their shopping cards for merchandise indefinitely. Shopping cards in certain foreign countries where the Company does business may have expiration dates. A certain amount of shopping cards, both with and without expiration dates, will not be redeemed. Management estimates unredeemed shopping cards and recognizes revenue for these amounts over shopping card historical usage periods based on historical redemption rates. Management periodically reviews and updates its estimates of usage periods and redemption rates.
Financial and Other Services
The Company recognizes revenue from service transactions at the time the service is performed. Generally, revenue from services is classified as a component of net sales in the Company's Consolidated Statements of Income.
Cost of Sales
Cost of sales includes actual product cost, the cost of transportation to the Company's distribution facilities, stores and clubs from suppliers, the cost of transportation from the Company's distribution facilities to the stores, clubs and customers and the cost of warehousing for the Sam's Club segment and import distribution centers. Cost of sales is reduced by supplier payments that are not a reimbursement of specific, incremental and identifiable costs.
Payments from Suppliers
The Company receives consideration from suppliers for various programs, primarily volume incentives, warehouse allowances and reimbursements for specific programs such as markdowns, margin protection, advertising and supplier-specific fixtures. Payments from suppliers are accounted for as a reduction of cost of sales and are recognized in the Company's Consolidated Statements of Income when the related inventory is sold, except when the payment is a reimbursement of specific, incremental and identifiable costs.
Operating, Selling, General and Administrative Expenses
Operating, selling, general and administrative expenses include all operating costs of the Company, except cost of sales, as described above. As a result, the majority of the cost of warehousing and occupancy for the Walmart U.S. and Walmart International segments' distribution facilities is included in operating, selling, general and administrative expenses. Because the Company does not include most of the cost of its Walmart U.S. and Walmart International segments' distribution facilities in cost of sales, its gross profit and gross profit as a percentage of net sales ("gross profit margin") may not be comparable to those of other retailers that may include all costs related to their distribution facilities in cost of sales and in the calculation of gross profit.
Advertising Costs
Advertising costs are expensed as incurred and were $2.4 billion for fiscal 2014 and $2.3 billion for both fiscal 2013 and 2012. Advertising costs consist primarily of print, television and digital advertisements and are recorded in operating, selling, general and administrative expenses in the Company's Consolidated Statements of Income. Reimbursements from suppliers that are for specific, incremental and identifiable advertising costs are recognized as a reduction of advertising expenses in operating, selling, general and administrative expenses.
Leases
The Company estimates the expected term of a lease by assuming the exercise of renewal options where an economic penalty exists that would preclude the abandonment of the lease at the end of the initial non-cancelable term and the exercise of such renewal is at the sole discretion of the Company. The expected term is used in the determination of whether a store or club lease is a capital or operating lease and in the calculation of straight-line rent expense. Additionally, the useful life of leasehold improvements is limited by the expected lease term or the economic life of the asset, whichever is shorter. If significant expenditures are made for leasehold improvements late in the expected term of a lease and renewal is reasonably assured, the useful life of the leasehold improvement is limited to the end of the renewal period or economic life of the asset, whichever is shorter.
Rent abatements and escalations are considered in the calculation of minimum lease payments in the Company's capital lease tests and in determining straight-line rent expense for operating leases.
Pre-Opening Costs
The cost of start-up activities, including organization costs, related to new store openings, store remodels, relocations, expansions and conversions are expensed as incurred and included in operating, selling, general and administrative expenses in the Company's Consolidated Statements of Income. Pre-opening costs totaled $338 million, $316 million and $308 million for fiscal 2014, 2013 and 2012, respectively.
Currency Translation
The assets and liabilities of all international subsidiaries are translated from the respective local currency to the U.S. dollar using exchange rates at the balance sheet date. Related translation adjustments are recorded as a component of accumulated other comprehensive income (loss). The income statements of international subsidiaries are translated from the respective local currencies to the U.S. dollar using average exchange rates for the period covered by the income statements.
Reclassifications
Certain reclassifications have been made to previous fiscal year amounts and balances to conform to the presentation in the current fiscal year. These reclassifications did not impact consolidated operating income or net income. Additionally, certain segment asset and expense allocations have been reclassified among segments in the current period. See Note 14 for further discussion of the Company's segments.